ADDENDUM FOUR
TO LEASE AGREEMENT FOR A GAMMA KNIFE UNIT

This ADDENDUM FOUR TO LEASE AGREEMENT FOR A GAMMA KNIFE UNIT (this "Addendum Four") is dated effective as of February 6, 2020, and is entered into between GK Financing, LLC, a California limited liability company ("GKF"), and OSF Healthcare System, an Illinois not for profit corporation, owner and operator of St. Francis Medical Center ("Medical Center"), with reference to the following recitals:

Recitals:

WHEREAS, on February 18, 2000, GKF and Medical Center executed a Lease Agreement for a Gamma Knife Unit, as amended by (i) a certain Addendum to Lease Agreement for a Gamma Knife Unit (incorrectly referenced therein as Addendum Two to Lease Agreement) dated effective as of April 13, 2007 ("Addendum One"), (ii) a certain Addendum Two to Lease Agreement for a Gamma Knife Unit dated effective as of October 31, 2012 ("Addendum Two"), and (iii) a certain Addendum Three to Lease Agreement for a Gamma Knife Unit dated effective as of June 7, 2016 ("Addendum Three") (such Lease Agreement, as amended by Addendum One, Addendum Two and Addendum Three, is collectively referred to herein as the "Lease"); and

WHEREAS, the parties desire to further amend the Lease as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Agreement:

1. **Defined Terms.** Unless otherwise defined herein, the capitalized terms used herein shall have the same meanings set forth in the Lease.

2. **Extension of Lease Term.** Notwithstanding anything to the contrary set forth in the Lease, the Term of the Lease is hereby extended to and including October 14, 2021.

3. **Full Force and Effect.** Except as amended by this Addendum Four, all of the terms and provisions of the Lease shall remain in full force and effect. In the event of any conflict or inconsistency between the terms and provisions of this Addendum Four and that of the Lease, the terms and provisions of this Addendum Four shall prevail and control.

IN WITNESS WHEREOF, the parties have executed this Addendum Four effective as of the date first written above.

GKF:

GK FINANCING, LLC

By: Ernest A. Bates

Name: Ernest A. Bates, M.D.
Title: GKF Policy Committee Member

Medical Center:

OSF HEALTHCARE SYSTEM

By: Robert Sehring

Name: Robert Sehring
Title: CEO